UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2011

HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	I-4219	74-1339132

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

450 Park Avenue, 27th Floor, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)
(212) 906-8555
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01.	Other Events.
     On June 23 , 2011, Harbinger Group Inc. issued a press released announcing that it has commenced an offering of an additional $150 million in aggregate principal amount of its 10.625% senior secured notes due 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

1

Exhibit No.	Description

99.1	Press release dated June 23, 2011.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
June 23, 2011

HARBINGER GROUP INC.
By:	/s/ Francis T. McCarron
	Name:	Francis T. McCarron
	Title:	Executive Vice President and Chief Financial officer